UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 4, 2018

Proteon Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36694	20-4580525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, Waltham, MA 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 890-0102
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On May 4, 2018, Proteon Therapeutics, Inc. (the “Company”) and Lonza Ltd. (“Lonza”) entered into an amendment (the “Amendment”) to the Manufacturing Services Agreement dated as of June 30, 2015 and signed on July 9, 2015 (as previously amended, the “Lonza Agreement”) for the commercial supply of the active pharmaceutical ingredient in the Company’s lead product candidate, vonapanitase.  The Amendment extends the term of the Lonza Agreement for a period of seven (7) years from June 30, 2022 until June 30, 2029. The Amendment also allows for termination of the Lonza Agreement by either party upon 36 months’ prior written notice to the other party, provided that the Company shall not exercise this termination right before January 1, 2020 and Lonza shall not exercise this termination right before January 1, 2023.  In addition, the Amendment implements a change in the price per batch to be supplied by Lonza pursuant to the Agreement and provides that, contingent upon the approval of the product by the U.S. Food and Drug Administration (the “FDA”), the Company is required to place orders for a minimum quantity of batches commencing in calendar year 2022.  The parties further agreed to adjust the limitations of liability to cover the proposed manufacturing schedule and to replace the Company’s outstanding purchase obligation for one batch scheduled to commence before the end of 2019 with the right to make one batch, if requested by the Company, coincident with a pre-approval inspection of Lonza by the FDA.

The foregoing is only a brief description of the material terms of the Amendment and, therefore, does not purport to be complete and is qualified in its entirety by reference to the Amendment which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2018.

Item 8.01. Other Events.

On May 8, 2018, the Company issued a joint press release announcing the Lonza Amendment and the completion of its drug substance process validation runs. The press release is attached to this Current Report as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 8, 2018, issued by Proteon Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proteon Therapeutics, Inc.

Date: May 8, 2018	By:	/s/ Matthew P. Kowalsky
Matthew P. Kowalsky
Vice President of Legal & Secretary

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release dated May 8, 2018, issued by Proteon Therapeutics, Inc.